UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 29, 2016, Summit Community Bank, Inc. a West Virginia banking corporation (“Summit”) and wholly-owned subsidiary of Summit Financial Group, Inc. (the “Company), entered into an Agreement and Plan of Merger (the “Agreement”) with Highland County Bankshares, Inc. (“HCB”), a Virginia corporation headquartered in Monterey, Virginia, pursuant to which Summit will acquire all of the outstanding shares of HCB common stock in exchange for cash in the amount of $38.00 per share, subject to an adjustment if HCB’s adjusted shareholders’ equity as of the effective date of the merger deviates materially from the target determined by the parties. Following the consummation of the acquisition of HCB, First and Citizens Bank, a Virginia corporation and wholly-owned subsidiary of HCB will be consolidated into Summit. The Agreement and the consummation of the transactions contemplated thereby have been approved by the board of directors of each of Summit, the Company and HCB.
The Agreement contains customary representations, warranties and covenants from both Summit and HCB. Among other covenants, HCB has agreed: (i) to convene an appropriate meeting of its stockholders to consider and vote upon, among other things, the approval of the Agreement, (ii) that, subject to certain exceptions, the board of directors of HCB will recommend the adoption and approval of the Agreement and the merger by its stockholders, and (iii) not to solicit or encourage inquiries or proposals with respect to, or, subject to certain exceptions, engage in any negotiations concerning, or provide any confidential information to, or have any discussions with any person relating to, any third-party acquisition proposals.
Completion of the merger is subject to various customary conditions, including, among others: (i) approval of the Agreement by the stockholders of HCB, (ii) receipt of required regulatory approvals, (iii) the absence of legal impediments to the merger, and (iv) the absence of certain material adverse changes or events.
The Agreement contains certain termination rights for HCB and Summit, as the case may be. The Agreement further provides that, upon termination of the Agreement under certain circumstances, HCB will be required to pay to Summit a termination fee of $873,200.
In connection with HCB’s entry into the Agreement, each of HCB’s directors will sign a Support Agreement. The Support Agreement requires the directors, in their capacities as stockholders of HCB, to, except in certain circumstances, vote their respective shares in favor of the Agreement, to the extent such director has sole voting power or sole dispositive power over such shares.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The representations, warranties and covenants of each party as set forth in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations, qualification and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Section 8 - Other Events

  ITEM 8.01    Other Events

The Company and HCB issued a press release, and the Company provided a presentation of the pro forma financial impact to interested parties concerning the acquisition of HCB. A copy of the press release and presentation of pro forma impact is attached hereto as Exhibits 99.1 and 99.2 and are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

2.1	Agreement and Plan of Merger dated as of February 29, 2016, by and between Summit Community Bank, Inc. and Highland County Bankshares, Inc.

99.1	Press Release, dated February 29, 2016, issued by the Company.

99.2	Presentation of Pro Forma Financial Impact, dated February 29, 2016, issued by the Company.

Forward-Looking Statements

This Report, the press release and presentation of pro forma financial impact contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between HCB and the Company, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) the Company’s and HCB’s plans, objectives, expectations and intentions and other statements contained in this Report, the press release or the presentation of pro forma financial impact that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of the Company and HCB and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of HCB and the Company. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of the Company and HCB may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of HCB may fail to approve the merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which the Company and HCB are engaged; (7) changes in the interest rate environment may adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in the Company’s and HCB’s markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

The Company and HCB caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company or HCB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The Company and HCB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Merger and Where to Find It

Stockholders of HCB are urged to read the proxy statement that will be sent to you seeking your required approval of the merger, because it will contain important information about the Company, Summit, HCB, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. You are urged to read the proxy statement carefully before making a decision concerning the merger.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: February 29, 2016	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President &
Chief Accounting Officer

5